                                                                    Exhibit 99.1

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002


I.  RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                     746,315.27
        Available Funds:
           Contract Payments due and received in this period                                                 2,925,442.28
           Contract Payments due in prior period(s) and received in this period                                380,096.14
           Contract Payments received in this period for next period                                           192,815.67
           Sales, Use and Property Tax payments received                                                        38,491.04
           Prepayment Amounts related to early termination in this period                                    2,219,064.50
           Servicer Advance                                                                                    150,313.35
           Proceeds received from recoveries on previously Defaulted Contracts                                       0.00
           Transfer from Reserve Account                                                                         3,610.40
           Interest earned on Collection Account                                                                 4,592.32
           Interest earned on Affiliated Account                                                                   239.83
           Proceeds from repurchase of Contracts per Contribution and
           Servicing Agreement Section 5.03                                                                          0.00
           Amounts paid per Contribution and Servicing Agreement
           Section 7.01 (Substituted contract < Predecessor contract)                                                0.00
           Amounts paid under insurance policies                                                                     0.00
           Maintenance, Late Charges and any other amounts                                                       8,374.62
                                                                                                            -------------
        Total Available Funds                                                                                6,669,355.42
        Less: Amounts to be Retained in Collection Account                                                     881,414.65
                                                                                                            -------------
        AMOUNT TO BE DISTRIBUTED                                                                             5,787,940.77
                                                                                                            =============

        DISTRIBUTION OF FUNDS:
            1. To Trustee -  Fees                                                                                    0.00
            2. To Servicer, any unreimbursed Nonrecoverable Advances or
               Servicer Advances                                                                               380,096.14
            3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                 a) Class A1 Principal and Interest                                                                  0.00
                 a) Class A2 Principal (distributed after A1 Note matures) and Interest                              0.00
                 a) Class A3 Principal (distributed after A2 Note matures) and Interest                              0.00
                 a) Class A4 Principal (distributed after A3 Note matures) and Interest                      4,445,170.59
                 a) Class A5 Principal (distributed after A4 Note matures) and Interest                        234,054.84
                 b) Class B Principal and Interest                                                              79,723.53
                 c) Class C Principal and Interest                                                             159,965.37
                 d) Class D Principal and Interest                                                             107,288.62
                 e) Class E Principal and Interest                                                             137,610.02

            4. To Reserve Account for Requirement per Indenture
               Agreement Section 3.08                                                                                0.00
            5. To Issuer - Residual  Principal and Interest and Reserve
               Account Distribution
                 a) Residual Interest (Provided no Restricting or Amortization
                    Event in effect)                                                                            13,999.88
                 b) Residual Principal (Provided no Restricting or
                    Amortization Event in effect)                                                              148,662.15
                 c) Reserve Account Distribution (Provided no Restricting or
                    Amortization Event in effect)                                                                3,610.40
            6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest
               Earned and Any Other Amounts                                                                     51,697.81
            7. To Servicer, Servicing Fee and other Servicing Compensations                                     26,061.42
                                                                                                            -------------
        TOTAL FUNDS DISTRIBUTED                                                                              5,787,940.77
                                                                                                            =============
        End of Period Collection Account Balance {Includes Payments in Advance
        & Restricting Event Funds (if any)}                                                                 -------------
                                                                                                               881,414.65
                                                                                                            =============
II.  RESERVE ACCOUNT

Beginning Balance                                                                                           $2,511,821.93
           - Add Investment Earnings                                                                             3,610.40
           - Add Transfer from Certificate Account (To
             Satisfy Reserve Account Requirement)                                                                    0.00
           - Less Distribution to Certificate Account                                                            3,610.40
                                                                                                            -------------
End of period balance                                                                                       $2,511,821.93
                                                                                                            =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve
  Account Required Amount, or (ii) Sum of Class A, Class B,
  Class C, Class D, and Class E Note Balances.                                                              $2,511,821.93
                                                                                                            =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
         Pool A                                          51,216,151.76
         Pool B                                           9,939,160.67
                                                         -------------
                                                                               61,155,312.43

Class A Overdue Interest, if any                                  0.00
Class A Monthly Interest - Pool A                           279,256.99
Class A Monthly Interest - Pool B                            54,193.46

Class A Overdue Principal, if any                                 0.00
Class A Monthly Principal - Pool A                        3,828,520.92
Class A Monthly Principal - Pool B                          517,254.06
                                                         -------------
                                                                                4,345,774.98

Ending Principal Balance of the Class A Notes
         Pool A                                          47,387,630.84
         Pool B                                           9,421,906.61
                                                         -------------         -------------
                                                                               56,809,537.45
                                                                               =============

Interest Paid Per $1,000      Principal Paid Per $1,000         Ending Principal
Original Face $221,020,000    Original Face $221,020,000        Balance Factor
$1.508689                     $19.662361                        25.703347%

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
           Class A1                                           0.00
           Class A2                                           0.00
           Class A3                                           0.00
           Class A4                                  18,535,312.43
           Class A5                                  42,620,000.00
                                                     -------------
Class A Monthly Interest                                                       61,155,312.43
           Class A1 (Actual Number Days/360)                  0.00
           Class A2                                           0.00
           Class A3                                           0.00
           Class A4                                      99,395.61
           Class A5                                     234,054.84
                                                     -------------
Class A Monthly Principal
           Class A1                                           0.00
           Class A2                                           0.00
           Class A3                                           0.00
           Class A4                                   4,345,774.98
           Class A5                                           0.00
                                                     -------------
                                                                                4,345,774.98

Ending Principal Balance of the Class A Notes
           Class A1                                           0.00
           Class A2                                           0.00
           Class A3                                           0.00
           Class A4                                  14,189,537.45
           Class A5                                  42,620,000.00
                                                     -------------             -------------
                                                                               56,809,537.45
                                                                               =============

Class A4
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $41,000,000     Original Face $41,000,000        Balance Factor
$2.42428                      $105.994512                      34.608628%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class B Notes
                     Pool A                                                   873,250.31
                     Pool B                                                   169,473.72
                                                                              ----------
                                                                                               1,042,724.03

         Class B Overdue Interest, if any                                           0.00
         Class B Monthly Interest - Pool A                                      4,722.83
         Class B Monthly Interest - Pool B                                        916.57
         Class B Overdue Principal, if any                                          0.00
         Class B Monthly Principal - Pool A                                    65,266.30
         Class B Monthly Principal - Pool B                                     8,817.83
                                                                              ----------
                                                                                                  74,084.13

         Ending Principal Balance of the Class B Notes
                     Pool A                                                   807,984.01
                     Pool B                                                   160,655.89
                                                                              ----------       ------------
                                                                                                 968,639.90
                                                                                               ============

Interest Paid Per $1,000    Principal Paid Per $1,000       Ending Principal
Original Face $3,768,000    Original Face $3,768,000        Balance Factor
$1.496656                   $19.661393                      25.707004%

VI.   CLASS C NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class C Notes
                     Pool A                                                 1,747,301.41
                     Pool B                                                   339,146.71
                                                                            ------------
                                                                                               2,086,448.12

         Class C Overdue Interest, if any                                           0.00
         Class C Monthly Interest - Pool A                                      9,879.53
         Class C Monthly Interest - Pool B                                      1,917.59
         Class C Overdue Principal, if any                                          0.00
         Class C Monthly Principal - Pool A                                   130,532.59
         Class C Monthly Principal - Pool B                                    17,635.66
                                                                            ------------
                                                                                                 148,168.25

         Ending Principal Balance of the Class C Notes
                     Pool A                                                 1,616,768.82
                     Pool B                                                   321,511.05
                                                                            ------------       ------------
                                                                                               1,938,279.87
                                                                                               ============

Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $7,537,000     Original Face $7,537,000         Balance Factor
$1.565228                    $19.658783                       25.716862%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                 Pool A                                                   1,164,333.80
                 Pool B                                                     225,964.93
                                                                          ------------
                                                                                                 1,390,298.73

         Class D Overdue Interest, if any                                         0.00
         Class D Monthly Interest - Pool A                                    7,126.69
         Class D Monthly Interest - Pool B                                    1,383.09
         Class D Overdue Principal, if any                                        0.00
         Class D Monthly Principal - Pool A                                  87,021.73
         Class D Monthly Principal - Pool B                                  11,757.11
                                                                          ------------
                                                                                                    98,778.84

         Ending Principal Balance of the Class D Notes
                 Pool A                                                   1,077,312.07
                 Pool B                                                     214,207.82
                                                                          ------------           ------------
                                                                                                 1,291,519.89
                                                                                                 ============

Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
Original Face $5,024,000     Original Face $5,024,000          Balance Factor
$1.693826                    $19.661393                        25.707004%

VIII.   CLASS E NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class E Notes
                 Pool A                                                   1,457,018.70
                 Pool B                                                     282,854.70
                                                                          ------------
                                                                                                 1,739,873.40

         Class E Overdue Interest, if any                                         0.00
         Class E Monthly Interest - Pool A                                   11,838.28
         Class E Monthly Interest - Pool B                                    2,298.19
         Class E Overdue Principal, if any                                        0.00
         Class E Monthly Principal - Pool A                                 108,777.16
         Class E Monthly Principal - Pool B                                  14,696.39
                                                                          ------------
                                                                                                   123,473.55

         Ending Principal Balance of the Class E Notes
                 Pool A                                                   1,348,241.54
                 Pool B                                                     268,158.31
                                                                          ------------           ------------
                                                                                                 1,616,399.85
                                                                                                 ============

Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $6,282,000    Original Face $6,282,000       Balance Factor
$2.250314                   $19.655134                     25.730657%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
                  Pool A                                            1,744,373.44
                  Pool B                                              338,099.38
                                                                    ------------
                                                                                          2,082,472.82

         Residual Interest - Pool A                                    11,726.71
         Residual Interest - Pool B                                     2,273.17
         Residual Principal - Pool A                                  130,967.70
         Residual Principal - Pool B                                   17,694.45
                                                                    ------------
                                                                                           148,662.15

         Ending Residual Principal Balance
                  Pool A                                            1,613,405.74
                  Pool B                                              320,404.93
                                                                    ------------          ------------
                                                                                          1,933,810.67
                                                                                          ============

X.   PAYMENT TO SERVICER

          - Collection period Servicer Fee                                                   26,061.42
          - Servicer Advances reimbursement                                                 380,096.14
          - Tax, Maintenance, Late Charges, Bank Interest
            and other amounts                                                                51,697.81
                                                                                          ------------
         Total amounts due to Servicer                                                      457,855.37
                                                                                          ============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

   Aggregate Discounted Contract Balance, as defined in
     Indenture Agreement, at the beginning of the related Collection Period                                   58,202,429.44

   Aggregate Discounted Contract Balance of Additional
     Contracts acquired during Collection Period                                                                       0.00

   Decline in Aggregate Discounted Contract Balance                                                            4,351,086.40
                                                                                                              -------------
   Aggregate Discounted Contract Balance, as defined in
     Indenture Agreement, at the ending of the related Collection Period                                      53,851,343.04
                                                                                                              =============
   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                2,155,480.22

       - Principal portion of Prepayment Amounts                                      2,195,606.18

       - Principal portion of Contracts repurchased under
           Indenture Agreement Section 4.02                                                   0.00

       - Aggregate Discounted Contract Balance of
           Contracts that have become Defaulted
              Contracts during the Collection Period                                          0.00

       - Aggregate Discounted Contract Balance of Substitute
           Contracts added during Collection Period                                           0.00

       - Aggregate Discounted Contract Balance of Predecessor
            Contracts withdrawn during Collection Period                                      0.00
                                                                                      ------------
                 Total Decline in Aggregate Discounted Contract Balance               4,351,086.40
                                                                                      ============

POOL B

   Aggregate Discounted Contract Balance, as defined in
     Indenture Agreement, at the beginning of the related Collection Period                                   11,294,700.15

   Aggregate Discounted Contract Balance of Additional
     Contracts acquired during Collection Period                                                                       0.00

   Decline in Aggregate Discounted Contract Balance                                                              587,855.50
                                                                                                              -------------
   Aggregate Discounted Contract Balance, as defined in
     Indenture Agreement, at the ending of the related Collection Period                                      10,706,844.65
                                                                                                              =============
   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                  577,525.25

       - Principal portion of Prepayment Amounts                                         10,330.25

       - Principal portion of Contracts repurchased
         under Indenture Agreement Section 4.02                                               0.00

       - Aggregate Discounted Contract Balance of Contracts
          that have become Defaulted Contracts during the Collection Period                   0.00

       - Aggregate Discounted Contract Balance of Substitute
          Contracts added during Collection Period                                            0.00

       - Aggregate Discounted Contract Balance of
           Predecessor Contracts withdrawn during Collection Period                           0.00
                                                                                      ------------
                 Total Decline in Aggregate Discounted Contract Balance                 587,855.50
                                                                                      ============
                                                                                                              -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE
        RELATED COLLECTION PERIOD                                                                             64,558,187.69
                                                                                                              =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A                                                                                        Predecessor
                                               Discounted                     Predecessor     Discounted
Lease #      Lessee Name                       Present Value                  Lease #         Present Value
-------      -----------                       -------------                  -------         -------------
2199-001     Regional Radiology, LLC                    $1,112,975.58         1881-001          $2,435,321.88
1231-041     Radnet Management, Inc.                      $953,502.31
1560-013     Drew Medical inc                             $342,866.78
             Cash                                          $25,977.21
3323-002     Open MRI Ohio 1 Ventures, LLC                $932,975.98         912-501             $492,124.09
3330-002     Open MRI Texas Ventures, LLC                 $784,394.56         917-501             $536,814.08
                                                                              917-502             $578,192.91
                                                                              920-501              $35,076.58
                                                                              1912-001             $34,364.63

                                                         -------------                           -------------
                                                Totals:  $4,152,692.42                           $4,111,894.17

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $  4,111,894.17
     b) ADCB OF POOL A AT CLOSING DATE                                                         $201,135,070.09
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

YES     NO   X


POOL B                                                                    Predecessor
                                    Discounted          Predecessor       Discounted
Lease #      Lessee Name            Present Value       Lease #           Present Value
-------      -----------            -------------       -------           -------------
             NONE

                                     -----------                          ------------
                             Totals:       $0.00                                 $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                           $         0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                  $50,047,123.17
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)              0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

YES      NO   X

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A -
NON-PERFORMING                                                                                           Predecessor
                                                                    Discounted           Predecessor     Discounted
Lease #           Lessee Name                                       Present Value        Lease #         Present Value
-------           -----------                                       -------------        -------         -------------
408-502           Western Kentucky Diagnostic                          $  495,646.95      277-103        $2,561,363.27
1042-501          Pinnacle Imaging, Inc.                               $1,631,421.93      1513-002       $  953,250.10
2375-001          Tuscarawas Ambulatory                                $1,286,730.05      1725-002       $  588,254.35
1097-506          Advanced Healthcare Resources                        $  675,567.93
                  Cash                                                 $   13,500.87
2545-002          Presgar L.C.                                           $964,543.83      2205-001       $3,763,600.22
2907-001          Laser  Vision Centers, Inc.                            $472,557.70
2000667-2         Hartford Hospital, Inc.                                $190,558.39
2004051-2         Health Care Solutions                                  $695,143.77
2004051-3         Health Care Solutions                                  $993,964.93
2004887-1         BBC Healthcare International, L.L.C.                   $212,022.60
2005804-1         Otsego Memorial Hospital                               $236,366.53
                                                                       -------------                     -------------
                                                             Totals:   $7,868,025.48                     $7,866,467.94

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                           7,866,467.94
b) ADCB OF POOL A AT CLOSING DATE                                                                      $201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

YES      NO   X

POOL B -
GENERAL
CONTRACT
SUBSTITUTION
RIGHTS                                                                                           Predecessor
                                                          Discounted            Predecessor      Discounted
Lease #          Lessee Name                              Present Value         Lease #          Present Value
-------          -----------                              -------------         -------          -------------
1528-003         U.S. Neurosurgical, Inc.                     $ 642,004.10      960-501          $   82,012.38
2826-003         Newark Health Imaging, L.L.C.                $ 205,317.69      960-502          $   28,390.17
2906-001         Laser Vision Centers, Inc.                   $ 496,511.61      1043-501         $  641,289.38
                 Cash                                         $   3,932.26      1043-502         $  596,073.73

                                                             -------------                       -------------
                                                    Totals:  $1,347,765.66                       $1,347,765.66

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                  $ 1,347,765.66
  b) ADCB OF POOL B AT CLOSING DATE                                                             $50,047,123.17
* c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        2.69%

ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

YES     NO   X

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002


XV. POOL PERFORMANCE MEASUREMENTS


1.  AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                        TOTAL OUTSTANDING CONTRACTS
    This Month                           1,267,760.64     This Month                          64,558,187.69
    1 Month Prior                        1,327,394.18     1 Month Prior                       69,497,129.59
    2 Months Prior                         921,058.30     2 Months Prior                      74,775,267.38

    Total                                3,516,213.12     Total                              208,830,584.66

    a) 3 MONTH AVERAGE                   1,172,071.04     b) 3 MONTH AVERAGE                  69,610,194.89

    c) a/b                                      1.68%

2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                                    Yes             No    X
                                                                                        -------        -------
3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                           Yes             No    X
                                                                                        -------        -------
    B. An Indenture Event of Default has occurred and is then continuing?           Yes             No    X
                                                                                        -------        -------
4.  Has a Servicer Event of Default occurred?                                       Yes             No    X
                                                                                        -------        -------
5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                                Yes             No    X
                                                                                        -------        -------
    B. Bankruptcy, insolvency, reorganization;
         default/violation of any covenant or obligation
         not remedied within 90 days?                                               Yes             No    X
                                                                                        -------        -------
    C. As of any Determination date, the sum of all defaulted
         contracts since the Closing date exceeds 6% of the ADCB
         on the Closing Date?                                                       Yes             No    X
                                                                                        -------        -------

6.  Aggregate Discounted Contract Balance at Closing Date                       Balance  $251,182,193.26
                                                                                         ---------------


    DELINQUENT LEASE SUMMARY

       Days Past Due       Current Pool Balance          # Leases
             31 - 60               1,868,267.29                16
             61 - 90                 109,268.60                 3
            91 - 180               1,267,760.64                11

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization